                                                                    EXHIBIT 23.3

                     CONSENT OF INDEPENDENT PUBLIC AUDITORS

   We consent to the reference to our firm under the caption "Experts" and the use of our report dated March 3, 1997 relating to the financial statements of Avalanche Systems, Inc. for the year ended December 31, 1996 included in Registration Statement No. 333-87031 on Form S-4 for the registration of Class A Common Stock of Razorfish, Inc.

                                          /s/M.R. Weiser & Co. LLP
                                          M.R. Weiser & Co. LLP

New York, New York

September 29, 1999